SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          JULIUS BAER INVESTMENT FUNDS
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)    Title of each class of  securities to which  transaction  applies:
              N/A

       (2)    Aggregate number of securities to which transaction applies: N/A

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

       (4)    Proposed maximum aggregate value of transaction: N/A

       (5)    Total fee paid: N/A

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount Previously Paid: N/A

       (2)    Form, Schedule or Registration Statement No.: N/A

       (3)    Filing Party: N/A

       (4)    Date Filed: N/A

                          JULIUS BAER INVESTMENT FUNDS
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                              --------------------

                            NOTICE OF SPECIAL MEETING
                                NOVEMBER 29, 2004

                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND

                              --------------------

To the Shareholders of Julius Baer Investment Funds:

      Notice is hereby given that a special meeting of the shareholders of the Julius Baer International Equity Fund, the Julius Baer Total Return Bond Fund, and the Julius Baer Global High Yield Bond Fund (each a "Fund" and together, the "Funds"), each a series of the Julius Baer Investment Funds (the "Trust"), will be held at the offices of the Trust, 330 Madison Avenue, New York, New York 10017 at 9:00 a.m. Eastern time, on November 29, 2004 for the following purposes:

   o  To elect three Trustees of the Trust; and

   o To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      The Board of Trustees of the Trust has fixed the close of business on October 13, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED PRIOR TO THE SPECIAL MEETING.

                                        By Order of the Board of Trustees,

                                        /s/  Craig M. Giunta
                                        --------------------
                                        Craig M. Giunta
                                        SECRETARY

October 29, 2004

      SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                 REGISTRATION                            VALID SIGNATURE
                 ------------                            ---------------

      CORPORATE ACCOUNTS
      (1) ABC CORP. ............................... ABC CORP.
      (2) ABC Corp. ............................... John Doe, Treasurer
      (3) ABC Corp.
          c/o John Doe, Treasurer ................. John Doe
      (4) ABC Corp. Profit Sharing Plan ........... John Doe, Trustee

      TRUST ACCOUNTS
      (1) ABC Trust ............................... Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/28/78 ..... Jane B. Doe

      CUSTODIAN OR ESTATE ACCOUNTS
      (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA ........... John B. Smith
      (2) John B. Smith ........................... John B. Smith, Jr., Executor

                          JULIUS BAER INVESTMENT FUNDS
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                              --------------------

                                 PROXY STATEMENT
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 29, 2004

                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND

                              --------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Julius Baer International Equity Fund, the Julius Baer Total Return Bond Fund, and the Julius Baer Global High Yield Bond Fund (each a "Fund" and together, the "Funds"), each a series of Julius Baer Investment Funds (the "Trust") for use at its special meeting of shareholders to be held on November 29, 2004 at 9:00 a.m. EDT, at the offices of the Trust, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments and postponements thereof (collectively, the "Special Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      At the Special Meeting, shareholders will be asked to consider and vote on the following:

      1.    The election of three Trustees of the Trust; and

      2. The transaction of such other business as may properly come before the Special Meeting.

SOLICITATION OF PROXIES AND VOTING INFORMATION

      The Board is soliciting votes from shareholders of the Trust with respect to the election of Trustees as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is October 29, 2004. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

      The Board has set the close of business on October 13, 2004, as the record date (the "Record Date"), and only shareholders of record who owned shares of the Trust on the Record Date will be entitled to vote at the Special Meeting. If you do not expect to attend the Special Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope. You may also vote by telephone or through the Internet as indicated on the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the election of all nominees for Trustee listed in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Special Meeting is included at the end of this Proxy Statement under "Voting Information."

                        PROPOSAL 1: ELECTION OF TRUSTEES

      Shareholders  are being  asked to elect  three (3)  Trustees of the Trust:
Messrs. Antoine Bernheim, Thomas J. Gibbons and Michael K. Quain. The Board determined that it would be beneficial to align the Board of Trustees of the Trust with the Board of Directors of the Julius Baer Global Equity Fund, Inc. ("GEF"), an investment company advised by Julius Baer Investment Management LLC ("JBIM" or the "Adviser"), the investment adviser to the Funds. Three of the Trustees of the Trust, Messrs. Harvey Kaplan, Robert Matthews and Michael K. Quain, currently serve as members of both Boards, and the election of Messrs. Bernheim and Gibbons will complete the alignment. Mr. Quain was elected by the Board on September 30, 2004 to fill the vacancy created by the resignation of Mr. Martin Vogel, and Mr. Quain is now proposed for election by shareholders. The Nominating Committee met with Messrs. Bernheim, Gibbons and Quain before unanimously deciding, at a meeting of the Nominating Committee held on September 30, 2004, to nominate Messrs. Bernheim, Gibbons and Quain to serve as Trustees. At a Board Meeting held on September 30, 2004, the full Board unanimously voted to propose that a slate composed of Messrs. Bernheim, Gibbons and Quain be put to shareholders with the recommendation that the shareholders vote in favor of all nominees.

      Mr. Quain currently serves as a Trustee of the Trust and has consented to continue to serve as Trustee of the Trust if elected at the Special Meeting. Messrs. Bernheim and Gibbons have consented to serve as Trustees of the Trust if elected at the Special Meeting. If any nominee should be unable to serve, an event not now anticipated, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

      Each Trustee is to hold office for an indefinite term, except that any Trustee may resign. In addition, any Trustee may be removed (i) by written instrument, signed by as least two-thirds of the number of Trustees prior to such removal; or (ii) at any meeting of shareholders called for that purpose, by vote of shareholders holding not less than two-thirds of the outstanding shares; or (iii) by written declaration signed by of shareholders holding not less than two-thirds of the outstanding shares. In case a vacancy shall exist for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders meeting for the purpose of electing Trustees to fill any existing vacancies in the Board.

INFORMATION ABOUT THE NOMINEES AND CONTINUING TRUSTEES

      Set forth below is certain information regarding the nominees and the Trustees who will continue in office. Mr. Spilko intends to retire no later than December 31, 2004. Nominees and Trustees who are not "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Independent Nominees and Trustees, respectively, and the nominees and Trustees who are "interested persons" of the Trust as defined in the 1940 Act are referred to as Interested Nominees and Trustees, respectively. The Trust Complex includes the Funds and GEF.

INDEPENDENT NOMINEES

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN TRUST         OTHER
                                                                                     COMPLEX      DIRECTORSHIPS
                           POSITION(S)    LENGTH OF                                  OVERSEEN         HELD BY
   NAME, AGE AND            HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     BY NOMINEE      NOMINEE FOR
      ADDRESS                 TRUST         SERVED        DURING PAST 5 YEARS       FOR TRUSTEE      TRUSTEE(1)
-----------------------    -----------    ----------    -----------------------     -----------    ------------
Antoine Bernheim (51)                                    President, Dome Capital         1          Julius Baer
330 Madison Avenue                                       Management Inc.                            Global
New York, NY 10017                                       (investment firm);                         Equity
                                                         Chairman, Dome                             Fund, Inc.
                                                         Securities Corp.

Thomas Gibbons (57)                                      President, Cornerstone          1          Julius Baer
330 Madison Avenue                                       Associates Management                      Global
New York, NY 10017                                       (Consulting Firm)                          Equity
                                                                                                    Fund, Inc.

----------
(1) Directorships include public companies and any company registered as an investment company.

INTERESTED NOMINEE

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN TRUST         OTHER
                                                                                     COMPLEX      DIRECTORSHIPS
                           POSITION(S)    LENGTH OF                                  OVERSEEN         HELD BY
   NAME, AGE AND            HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     BY NOMINEE      NOMINEE FOR
      ADDRESS                 TRUST         SERVED        DURING PAST 5 YEARS       FOR TRUSTEE      TRUSTEE(1)
-----------------------    -----------    ----------    -----------------------     -----------    ------------
Michael K. Quain(2) (47)   Trustee and    Since         First Vice President of          4         Julius Baer
330 Madison Avenue         Chief          September     Julius Baer Investment                     Global
New York, NY 10017         Compliance     2004          Management LLC (since                      Equity Fund,
                           Officer                      August 2002); First Vice                   Inc.
                                                        President of Julius Baer
                                                        Securities Inc.; First
                                                        Vice President, Bank
                                                        Julius Baer & Co., Ltd.
                                                        New York Branch (1998 -
                                                        2002); President and
                                                        Chief Executive Officer
                                                        of Julius Baer Investment
                                                        Funds (1998 - 2004).

----------
(1) Directorships include public companies and any company registered as an investment company.

(2) Mr. Quain is considered to be "interested" because of his position with the Adviser, and the parent of the Adviser, Julius Baer Securities Inc. ("JBS").

INDEPENDENT TRUSTEES

                                    POSITION AND                                  NUMBER OF PORTFOLIOS          OTHER
  NAME, AGE AND                       TERM OF         PRINCIPAL OCCUPATION(S)       IN TRUST COMPLEX        DIRECTORSHIPS
     ADDRESS                          OFFICE(1)         DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE          HELD(2)
--------------------------------   -------------      ----------------------      --------------------     ---------------
Harvey B. Kaplan (67)              Trustee since      Controller (Chief                    4                Julius Baer
80 Voice Road                      December           Financial Officer),                                   Global Equity
Carle Place, New York 11514        1995               Easter Unlimited, Inc.                                Fund Inc.
                                                      (toy company)

Robert S. Matthews (61)            Trustee since      Partner, Matthews &                  4                Julius Baer
331 Madison Avenue                 June 1992          Co. (certified public                                 Global Equity
New York, New York 10017                              accountants)                                          Fund Inc.

Gerard J.M. Vlak (71)              Trustee since      Retired                              4                The Rouse
181 Turn of the River Road         June 1992                                                                Company (1996
Stamford, Connecticut 06905                                                                                 - present);
                                                                                                            Julius Baer
                                                                                                            Global Equity
                                                                                                            Fund Inc.(3)

Peter Wolfram (51)                 Trustee since      Partner, Kelley Drye                 4                Julius Baer
c/o Bank Julius Baer & Co., Ltd.   June 1992          & Warren (law firm)                                   Global Equity
330 Madison Avenue                                                                                          Fund Inc.(3)
New York, New York 10017

INTERESTED TRUSTEE

                                    POSITION AND                                  NUMBER OF PORTFOLIOS          OTHER
  NAME, AGE AND                       TERM OF         PRINCIPAL OCCUPATION(S)       IN TRUST COMPLEX        DIRECTORSHIPS
     ADDRESS                          OFFICE(1)         DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE          HELD(2)
--------------------------------   -------------      ----------------------      --------------------     ---------------
Bernard Spilko(4) (63)             Trustee since      General Manager and                  4                Julius Baer
Bank Julius                        December 2000      Senior Vice President of                              Global Equity
Baer & Co., Ltd.                   and Chairman       Bank Julius Baer & Co.,                               Fund Inc.
330 Madison Avenue                 since April        Ltd., New York Branch,
New York, NY 10017                 1998               1998 to present

                                                      Managing Director of
                                                      Julius Baer Securities Inc.,
                                                      (1983 to present).

----------
(1) Each Trustee serves during the lifetime of the Trust until he dies, retires, resigns, is declared bankrupt or incompetent, or is removed and until the election and qualification of his successor.

(2) Directorships include public companies and any company registered as an investment company.

(3) The Board of GEF has elected Messrs. Vlak and Wolfram to serve as Directors of GEF subject to the election of Messrs. Bernheim, Gibbons and Quain as Trustees of the Trust by the shareholders of the Trust.

(4) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because of his position with JBS and BJB.

TRUST SHARE OWNERSHIP OF THE NOMINEES AND TRUSTEES

      The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Trustee in all the funds of the Trust Family as of the Record Date. For purposes of this Proxy Statement, "Trust Family" means the Funds and GEF. Information regarding share ownership is based upon information provided by each Nominee and Trustee.

INTERESTED NOMINEE AND TRUSTEES

                           DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF
NAME OF NOMINEE           EQUITY SECURITIES       EQUITY SECURITIES IN ALL FUNDS
   OR TRUSTEE                IN THE FUNDS              OF THE TRUST FAMILY
----------------    ---------------------------   ------------------------------

Bernard Spilko       International Equity Fund           Over $100,000
                            Over $100,000

Michael K. Quain     International Equity Fund         $10,001 - $50,000
                          $10,001 - $50,000
                       Total Return Bond Fund
                          $10,001 - $50,000
                    Global High Yield Bond Fund
                            $1 - $10,000

INDEPENDENT NOMINEES AND TRUSTEES

                           DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF
NAME OF NOMINEE           EQUITY SECURITIES       EQUITY SECURITIES IN ALL FUNDS
   OR TRUSTEE                IN THE FUNDS              OF THE TRUST FAMILY
----------------    ---------------------------   ------------------------------

Antoine Bernheim                None                          None

Thomas Gibbons                  None                          None

Harvey B. Kaplan     International Equity Fund          $10,001 - $50,000
                          $10,001 - $50,000

Robert Matthews      International Equity Fund            Over $100,000
                            Over $100,000

Gerald Vlak                     None                          None

Peter Wolfram                   None                          None

      As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

      The Board held five meetings during each of the fiscal years ending October 31, 2003 and 2004. In each year, all of the Trustees attended at least 75% of the Board meetings. In each year, all of the Independent Trustees attended all of the Committee meetings of which they were members.

      The following tables list the compensation paid to each of the Nominees and Trustees by the Trust Complex during the Trust's fiscal years ending October 31, 2003 and October 31, 2004. For purposes of these tables, the term "Trust Complex" includes the Funds and GEF. Messrs. Quain and Spilko are Interested Trustees, and therefore, did not receive compensation from the Trust Complex. The Trust has no retirement or pension plan for its Trustees or officers. The Trust currently pays each Independent Trustee a special retainer of $14,500 plus a payment of $1,750 per board meeting attended and $1,250 per audit committee meeting attended. The Trust also reimburses such Trustees for travel and out-of-pocket expenses related to such meetings.

                            COMPENSATION TABLE - 2003

                                           PENSION OR
                                           RETIREMENT
                                            BENEFITS    ESTIMATED       TOTAL
                                           ACCRUED AS    SPECIAL    COMPENSATION
                             AGGREGATE      PART OF      BENEFIT      FROM THE
                           COMPENSATION   THE TRUST'S      UPON        TRUST
NAME AND POSITION           FROM TRUST      EXPENSES    RETIREMENT    COMPLEX
------------------          -----------   -----------   ----------  ------------

Antoine Bernheim, Nominee       $0             None        None       $10,375
Harvey B. Kaplan, Trustee     $26,250          None        None       $35,000
Thomas Gibbons, Nominee         $0             None        None       $8,750
Robert S. Matthews, Trustee   $26,250          None        None       $36,875
Gerard J.M. Vlak, Trustee     $26,250          None        None       $26,250
Peter Wolfram, Trustee        $26,250          None        None       $26,250

                            COMPENSATION TABLE - 2004

                                           PENSION OR
                                           RETIREMENT
                                            BENEFITS    ESTIMATED       TOTAL
                                           ACCRUED AS    SPECIAL    COMPENSATION
                             AGGREGATE      PART OF      BENEFIT      FROM THE
                           COMPENSATION   THE TRUST'S      UPON        TRUST
NAME AND POSITION           FROM TRUST      EXPENSES    RETIREMENT    COMPLEX
------------------          -----------   -----------   ----------  ------------

Antoine Bernheim, Nominee       $0             None         None      $9,000
Harvey B. Kaplan, Trustee     $25,750          None         None      $35,000
Thomas Gibbons, Nominee         $0             None         None      $9,250
Robert S. Matthews, Trustee   $25,750          None         None      $35,000
Gerard J.M. Vlak, Trustee     $25,750          None         None      $25,750
Peter Wolfram, Trustee        $25,750          None         None      $25,750

COMMITTEES OF THE BOARD

      The Board has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Independent Trustees of the Trust. Currently, Messrs. Matthews, Vlak, Kaplan and Wolfram comprise the Audit Committee and the Nominating Committee.

      AUDIT COMMITTEE: As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by the Adviser or the auditors,
4) to review the fees charged by the auditors for audit and non-audit  services,
5) to investigate  improprieties or suspected improprieties in Trust operations,
6) to review the findings of Securities and Exchange Commission ("SEC") examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met twice during each of the fiscal years ending October 31, 2003 and 2004.

      NOMINATING COMMITTEE: The Trust also has a Nominating Committee that is comprised of the Independent Trustees. As set forth in its charter, the Nominating Committee's primary responsibility is to nominate Independent Trustee candidates when there is a vacancy on the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2003. The Nominating Committee met once during the fiscal year ending October 31, 2004. The Nominating Committee met on September 30, 2004 and nominated Messr. Bernheim, Gibbons and Quain. The Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committee evaluates the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Trust's Adviser and other principal service providers. The minimum qualifications and standards that the Trust seeks for Trustee nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

      The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Trust. Any shareholder recommendation of Trustee candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committee also reviews the compensation arrangements for the Independent Trustees.

      A copy of the Nominating Committee Charter is attached as EXHIBIT 1 to the Proxy Statement.

      VALUATION COMMITTEE: The Trust established a standing Valuation Committee on June 23, 2004, which is comprised of the Independent Trustees. As set forth in its charter, the Valuation Committee's primary responsibility is to make fair value determinations on behalf of the Board. The Valuation Committee met once during the fiscal year ending October 31, 2004.

BOARD RECOMMENDATION

      The Board of Trustees unanimously recommends that shareholders vote "FOR" the election of each nominee.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

      Proxy solicitations will be made, beginning on or about October 29, 2004, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Trust, the Adviser, and the Transfer Agent of the Trust, US Bancorp Fund Services, LLC.

      The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Trust. The Trust also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Trust.

REPORT TO SHAREHOLDERS

      The Trust's Annual Report to shareholders for the fiscal year ended October 31, 2003, which contains audited financial statements, and Semi-Annual Report to shareholders, dated April 30, 2004, which contains unaudited financial statements, were previously sent to shareholders. An additional copy of these reports may be obtained without charge by calling, toll-free, 1-800-387-6977 or mailing a request to: Julius Baer Investment Funds, c/o US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

INFORMATION ABOUT SERVICE PROVIDERS

      ADVISER. Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Trust.

      DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor") serves as the Funds' Distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee WI 53202.

      CUSTODIAN AND  ADMINISTRATOR.  Investors Bank & Trust Company,  located at
200  Clarendon  Street,   Boston,   MA  02116,   serves  as  the  custodian  and
administrator to the Trust.

OWNERSHIP OF SHARES

      To the knowledge of the Trust, the persons shown on EXHIBIT 2 to this Proxy Statement were the record or beneficial owners of more than 5% of any class of the outstanding shares of a Fund as of the Record Date.

SHAREHOLDER PROPOSALS

      The Trust is not required to, nor does it currently intend to, hold annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Secretary of the Trust at Julius Baer Investment Funds, 330 Madison Avenue, New York, New York 10017. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the Trust begins to print and mail the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

      Shareholders who wish to communicate with the Board or individual Trustees should write to the Board of Trustees or the particular Trustee in care of the Trust, at the offices of the Trust. All communications will be forwarded directly to the Board of Trustees or the individual Trustee.

TRUSTEE ATTENDANCE AT MEETINGS OF SHAREHOLDERS

      Because meetings of shareholders are very infrequent, the Trust has not adopted a policy regarding Trustee attendance at meetings. However, Trustees are encouraged to attend meetings.

OTHER MATTERS TO COME BEFORE SPECIAL MEETING

      The Board does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

OFFICERS OF THE TRUST

      The officers of the Trust are listed below except for Mr. Spilko, the Chairman of the Board, and Mr. Quain, Chief Compliance Officer, for whom information is provided above under "Interested Nominee and Trustees." The business address for each officer of the Trust, except Ms. Surprise and Ms. McFarlane, is Bank Julius Baer & Co., Ltd., 330 Madison Avenue, New York, New York 10017. The business address for Ms. Surprise and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

                          LENGTH OF TIME
     NAME, AGE AND           SERVED AS       PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD    FUND OFFICER(1)    DURING PAST FIVE YEARS
 ---------------------    ---------------    ----------------------------------
Tony Williams (40)        Since 2004         Chief Executive Officer of Asset
President, Chief                             Management Americas (since 2004);
Executive Officer and                        Head of Asset Management Americas
Principal Executive                          and Chief Operating Officer,
Officer                                      Julius Baer Investment Management
                                             LLC (since 2003); Director and
                                             Head of Cross Border Strategies,
                                             JP Morgan Fleming Asset Management
                                             (1989 - 2002); Chief Operating
                                             Officer, JP Morgan Fleming Asset
                                             Management (1998 - 2001)

Denise Downey (43)        Since 2004         First Vice President, Director,
Vice President                               Institutional Investments (since
                                             2002); First Vice President, Head
                                             of Product Development, Bank
                                             Julius Baer (2001 - 2002); Vice
                                             President, Deputy Chief Investment
                                             Officer, Bank Julius Baer (1995 -
                                             2001); Vice President, Senior
                                             Portfolio Manager, Bankers Trust
                                             Company (1986 - 1995)

Greg Hopper (47)          Since 2002         First Vice President of Bank
Vice President                               Julius Baer Investment Management,
                                             Inc. (2002 - present); Senior Vice
                                             President and High Yield Bond
                                             Portfolio Manager, Zurich Scudder
                                             Investments (October 2000 - June
                                             2002); High Yield Bond Portfolio
                                             Manager, Harris Investment
                                             Management (1999 - 2000); High
                                             Yield Bond Portfolio Manager,
                                             Bankers Trust (1993 - 1999)

Brett Gallagher (43)      Since 2004         First Vice President and Deputy
Vice President                               Chief Investment Officer of Bank
                                             Julius Baer Investment Management,
                                             Inc. (1999 - present); Senior
                                             Investment Executive, The Chase
                                             Manhattan Bank and Morgan Guaranty
                                             Trust Company (October 1995 -
                                             December 1998); Senior Portfolio
                                             Manager, Bankers Trust Company,
                                             New York

Richard C. Pell (50)      Since 1995         Senior Vice President and Chief
Vice President                               Investment Officer of Bank Julius
                                             Baer & Co., Ltd., New York Branch
                                             (2000 - present); Senior Vice
                                             President and Chief Investment
                                             Officer of Bank Julius Baer & Co.,
                                             Ltd., New York Branch (1995 - 2000)

Donald Quigley (39)       Since 2001         Vice President and Head of Global
Vice President                               Fixed-Income Management for Julius
                                             Baer Investment Management LLC
                                             (2001 - present); Fixed Income
                                             Trader for Chase Asset Management
                                             (1993 - 2001)

                           LENGTH OF TIME
     NAME, AGE AND            SERVED AS       PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD     FUND OFFICER(1)    DURING PAST FIVE YEARS
-----------------------    ---------------    ----------------------------------

Rudolph-Riad Younes (43)   Since 1997         Senior Vice President and Head of
Vice President                                International Equity Management of
                                              Julius Baer Investment Management
                                              LLC (2000 - present); Senior Vice
                                              President and Head of
                                              International Equity Management,
                                              Bank Julius Baer & Co., Ltd., New
                                              York Branch (1993 - 2000)

Craig M. Giunta (32)       Since 2001         Vice President, Julius Baer
Secretary, Treasurer and   (Secretary and     Investment Management, LLC (2002 -
Chief Financial Officer    Treasurer)         present); Vice President, Bank
                           Since 2003         Julius Baer & Co., Ltd. New York
                           (Chief             Branch (2001 - 2002); Supervisor
                           Financial          of Fund Accounting, Neuberger
                           Officer)           Berman LLC. (1994 - 2001);
                                              Secretary, Treasurer (since 2001)
                                              and Chief Financial Officer (since
                                              2003) of The European Warrant Fund

Cynthia J. Surprise (58)   Since 1999         Director and Counsel, Investors
Assistant Secretary                           Bank & Trust Company (1999 -
                                              present); Vice President, State
                                              Street Bank & Trust Company
                                              (1994 - 1999)

Victoria McFarlane (38)    Since 2003         Director, Mutual Fund
Assistant Treasurer                           Administration, Investors Bank &
                                              Trust Company (2001 - present);
                                              Manager/Assistant Vice President
                                              of Fund Treasury for MFS
                                              Investment Services (1997 - 2002)

----------
(1) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.

INDEPENDENT AUDITORS

      The Audit Committee has selected, and the Board, including a majority of the Independent Trustees, has ratified the selection of KPMG LLP ("KPMG") to audit the financial statements of the Funds for the fiscal year ending October 31, 2004. KPMG has served as the Trust's independent auditors since the Trust's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Trust. Such services include an annual audit of the Trust's financial statements, review of certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Trust's Board. The financial statements included in the most recent Annual Report to the Trust's shareholders have been examined by KPMG.

      For services rendered to the Trust or the Adviser for the fiscal years ended October 31, 2003 and October 31, 2002, KPMG received the following fees, all of which were approved by the Audit Committee:

      AUDIT FEES

      For audit services rendered to the Trust for the fiscal years ended October 31, 2003 and October 31, 2002, including fees billed for professional services rendered for the audit of the Trust's Annual financial statements, KPMG received a fee of $57,500 and $45,000, respectively.

      AUDIT-RELATED FEES

      KPMG received no audit-related fees for the fiscal years ended October 31, 2003 and October 31, 2002.

      TAX FEES

      The aggregate fees for professional services rendered by KPMG for tax compliance for each of the fiscal years ended October 31, 2003 and October 31, 2002 were $18,500 and $12,500.

      ALL OTHER FEES

      KPMG received a fee of $24,000 for the fiscal year ended October 31, 2003 in connection with assisting management in documenting their controls over financial reporting, tax consulting and the review of the fair value procedures. There were no other fees billed for fiscal year ended October 31, 2002.

      The aggregate non-audit fees billed by KPMG to the Trust for the fiscal years ending October 31, 2003 and October 31, 2002 were $42,500 and $12,500, respectively. The aggregate non-audit fees billed by KPMG to the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust for the fiscal years ended October 31, 2003 and October 31, 2002 were $60,500 and $16,500, respectively.

      The Audit Committee has authorized the Chairman of the Audit Committee to pre-approve audit and non-audit services. For the fiscal years ending October 31, 2003 and October 31, 2002, the Audit Committee pre-approved all such services.

                               VOTING INFORMATION

RECORD DATE

      Each Fund currently offers two separate classes of shares: Class A shares and Class I shares. Both Class A shares and Class I shares have a par value of $.001 per share. The table below shows the outstanding shares of each class of each Fund on the Record Date.

                               OUTSTANDING       OUTSTANDING
FUND                         CLASS A SHARES    CLASS I SHARES         TOTAL
-----                        ---------------   ---------------   ---------------

International Equity Fund    125,039,598.510   126,486,608.886   251,526,207.396

Total Return Bond Fund         4,418,027.125     2,067,791.990     6,485,819.115

Global High Yield Bond Fund    3,314,919.484     3,798,921.744     7,113,841.228

TOTAL                        132,772,545.119   132,353,322.620   265,125,867.739

      Each share outstanding on the Record Date is entitled to one vote on all matters submitted to shareholders at the Special Meeting, with pro rata voting rights for any fractional shares.

VOTE REQUIRED

      With respect to Proposal 1, nominees for Trustee receiving a plurality of the votes cast in person or by proxy at the Special Meeting if a quorum exists will be elected. Shareholders of each class and each Fund will vote together.

VOTING INSTRUCTIONS

      Any shareholder may vote through the mail, telephone or Internet, as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

REVOKING A PROXY

      Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the Special Meeting, or by letter revoking the proxy to the Secretary of the Trust. Presence at the Special Meeting alone does not revoke a previous properly given proxy.

QUORUM; ADJOURNMENT

      A quorum of shareholders is necessary to take action at the Special Meeting. Under the by-laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting. The failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Trust to additional expenses.

      Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder's shares in its name, the Trust expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the shareholder. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the election of nominees is considered routine, the Trust does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

      In the event that a quorum is not present at the Special Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

                                                                       EXHIBIT 1

                          JULIUS BAER INVESTMENT FUNDS

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP
-------------------------------

The Nominating Committee shall be composed entirely of independent Trustees.

BOARD NOMINATIONS AND FUNCTIONS
-------------------------------

1. The Committee shall make nominations for independent Trustee membership on the Board of Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Fund's manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

COMMITTEE NOMINATIONS AND FUNCTIONS
-----------------------------------

5. The Committee shall make recommendations for membership on all committees and shall review committee assignments as it deems appropriate.

6. The Committee in consultation with the Chairman of the Board of Trustees shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

OTHER POWERS AND RESPONSIBILITIES
---------------------------------

7. The Committee shall monitor the performance of legal counsel employed by the Fund's and the independent Trustees, and shall be responsible for the hiring and supervision of counsel for the independent Trustees, if necessary.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent Trustees and other experts or consultants at the expense of the Fund.

9. The Committee shall review this Charter as it deems appropriate and recommend any changes to the full Board of Trustees.

                                                                       EXHIBIT 2

                              BENEFICIAL OWNERSHIP

                                                                      PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES      OF SHARES
------------------------------------            ----------------      ----------

JULIUS BAER INTERNATIONAL EQUITY FUND
CLASS A

Charles Schwab & Co., Inc.                   67,844,180.734 shares        54.72%
101 Montgomery Street
San Francisco, CA 94104-4122

JULIUS BAER INTERNATIONAL EQUITY FUND
CLASS I

Charles Schwab & Co., Inc.                   26,662,073.288 shares        21.62%
101 Montgomery Street
San Francisco, CA 94104-4122

Prudential Investment Management Services    18,303,217.909 shares        14.84%
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop 194-201
194 Wood Avenue South
Iselin, NJ 08830

JULIUS BAER TOTAL RETURN BOND FUND
CLASS A

Julius Baer Securities Inc.                   2,650,718.822 shares        59.99%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co., Inc.                      639,547.129 shares        14.47%
101 Montgomery Street
San Francisco, CA 94104-4122

Julius Baer Securities Inc.                     455,450.220 shares        10.31%
330 Madison Avenue
New York, NY 10017

JULIUS BAER TOTAL RETURN BOND FUND
CLASS I

Charles Schwab & Co., Inc.                     804,498.692 shares         39.04%
101 Montgomery Street
San Francisco, CA 94104-4122

                                                                      PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES      OF SHARES
------------------------------------            ----------------      ----------

Julius Baer Securities Inc.                     485,914.737 shares        23.58%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.                     364,620.236 shares        17.69%
330 Madison Avenue
New York, NY 10017

JULIUS BAER GLOBAL HIGH YIELD BOND FUND
CLASS A

Julius Baer Securities Inc.                   1,682,890.634 shares        57.85%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.                     919,495.743 shares        31.61%
330 Madison Avenue
New York, NY 10017

JULIUS BAER GLOBAL HIGH YIELD BOND FUND
CLASS I

Julius Baer Securities Inc.                   3,413,848.688 shares        89.86%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co., Inc.                      294,571.628 shares         7.75%
101 Montgomery Street
San Francisco, CA 94104-4122

          PROXY TABULATOR
           P.O. BOX 9132
       HINGHAM, MA 02043-9132

            --------------------------------------------------------------------

                             THREE EASY WAYS TO VOTE YOUR PROXY
                 READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.

            TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

             INTERNET: Go to www.proxyweb.com and follow the on-line directions.
                             ----------------

                 MAIL: Vote, sign, date and return your proxy by mail.

                IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.
                                                      -----------

            --------------------------------------------------------------------

999 999 999 999 99 <--

                                                    JULIUS BAER INVESTMENT FUNDS
FUND NAME PRINTS HERE              THIS PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Tony Williams, Craig Giunta, and Cynthia J. Surprise, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Julius Baer International Equity Fund, the Julius Baer Total Return Bond Fund, and the Julius Baer Global High Yield Bond Fund, each a series of Julius Baer lnvestment Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Julius Baer Investment Funds, 330 Madison Avenue, New York, New York 10017, on November 29, 2004 at 9:00 a.m. EDT, and any adjournments or postponements thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

When properly executed and returned, this proxy form will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted FOR the election of all nominees.

                        |       PLEASE SIGN, DATE AND RETURN PROMPTLY
                        |              IN THE ENVELOPE PROVIDED
                        \/

                                 Date ________________________, 2004

                      ---------------------------------------------------------



                      ---------------------------------------------------------
                      Signature(s) (Title(s), if applicable)   (SIGN IN THE BOX)


                      NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
|                                                  |
|                                                  |
\/                                                 \/               JB 2004 - dm

                  |     Please fill in box(es) as shown                       |
                  |     using black or blue ink or number 2 pencil.   [X]     |
                  \/    PLEASE DO NOT USE FINE POINT PENS.                    \/




Please refer to the Proxy Statement for a discussion of the proposal. The Board of Trustees of the JULIUS BAER INTERNATIONAL EQUITY FUND, THE JULIUS BAER TOTAL RETURN BOND FUND, AND THE JULIUS BAER GLOBAL HIGH YIELD BOND FUND (COLLECTIVELY, "THE FUNDS"), EACH A SERIES OF JULIUS BAER INVESTMENT FUNDS, recommend that you vote FOR the proposal.

1.   ELECTION OF TRUSTEES            For Electing     Withhold     For Electing
     OF THE FUNDS                    All Nominees   Authority to   All Nominees
                                                    Vote For All    Except As
     (01) ANTOINE BERNHEIM                            Nominees     Noted at Left

     (02) THOMAS J. GIBBONS               [_]           [_]            [_]

     (03) MICHAEL K. QUAIN



--------------------------------------------------------------------------------
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the line above.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


|                                                                             |
|                                                                             |
\/                                                      JB 2004 - DM          \/